Exhibit 21.1

Subsidiary	Jurisdiction Name
Coconino, LLC	Delaware
Commerce Street Investments LLC	Delaware
Commercial Finance EFD 2002-I, LLC	Delaware
Coolidge, LLC	Delaware
Essex, LLC	Delaware
Greenlee, LLC	Delaware
Hirakata, LLC	Delaware
Maricopa, LLC	Delaware
Oki-ni, LLC	Delaware
Pramerica of Bermuda Life Assurance Company, Ltd.	Bermuda
Pruco Assignment Corporation	Barbados
Pruco Reinsurance, Ltd.	Arizona
PRUCO, LLC	New Jersey
Prudential Capital and Investment Services, LLC	Delaware
Broome Street Holdings, LLC	Delaware
Braeloch Successor Corporation	Delaware
Braeloch Holdings Inc.	Delaware
Graham Resources, Inc.	Delaware
Graham Royalty, Ltd.	Louisiana
PP Prudential Properties, Inc.	Delaware
Prudential Equity Group, LLC	Delaware
Prudential Securities Secured Financing Corporation	Delaware
Prudential Securities Structured Assets, Inc.	Delaware
Pruservicos Participacoes Ltda.	Brazil
Kyoei do Brasil Companhia de Seguros	Brazil
Prudential do Brasil Seguros de Vida S.A.	Brazil
Prudential Annuities Holding Company, Inc.	Delaware
Prudential Annuities, Inc.	Delaware
AST Investment Services, Inc.	Connecticut
Prudential Annuities Distributors, Inc.	Delaware
Prudential Annuities Information Services & Technology Corporation	Delaware
Prudential Annuities Life Assurance Corporation	Arizona
Ironbound Fund LLC	Delaware
Vailsburg Fund LLC	Delaware
Prudential Asset Management Holding Company LLC	Delaware
PIFM Holdco, LLC	Delaware
Prudential Investment Management Services LLC	Delaware
Prudential Investments LLC	New York
Prudential Mutual Fund Services LLC	New York
PIM Investments, Inc.	Delaware
PIM Foreign Investments, Inc.	Delaware
ARL Holdings, Inc.	Delaware
Glenealy International Limited	British Virgin Islands
PGA Asian Retail Limited	Bermuda
PGA European Limited	Bermuda
Pramerica Real Estate Investment Clubs Limited Partnership	England & Wales
PLA Co-Investor LLC	Delaware

Subsidiary	Jurisdiction Name
PREI International, Inc.	Delaware
Prudential Real Estate Investors, S. de R.L. de C.V.	Mexico
PRECO ACCOUNT III LLC	Delaware
PRECO ACCOUNT PARTNERSHIP III, LP	Delaware
PRECO Account IV LLC	Delaware
PRECO Account Partnership IV LP	Delaware
PRECO III GP Limited LLC	Delaware
PREI Mezzanine Fund I LLC	Delaware
PREI Mezzanine Fund I LP	Delaware
PREI Mezzanine Fund I LP	Delaware
PRUDENTIAL REAL ESTATE COMPANIES ACCOUNT II LLC	Delaware
Prudential Real Estate Companies Account Partnership II, LP	Delaware
Prudential Real Estate Companies Fund II (LP) LLC	Delaware
Prudential Real Estate Companies Fund II LLC	Delaware
PIM Warehouse, Inc.	Delaware
PMCC Holding Company	New Jersey
Prudential Mortgage Capital Company, LLC	Delaware
Capital Agricultural Property Services, Inc.	Delaware
Gateway Holdings II, LLC	Delaware
Mulberry Street Investment, L.P.	Delaware
Mulberry Street Partners, LLC	Delaware
Gateway Holdings, LLC	Delaware
Mulberry Street Investment, L.P.	Delaware
Mulberry Street Partners, LLC	Delaware
Prudential Asset Resources, Inc.	Delaware
Prudential Mortgage Asset Holdings 1 Japan Investment Business Limited Partnership	Japan
Prudential Mortgage Asset Holdings 2 Japan Investment Business Limited Partnership	Japan
Prudential Mortgage Capital Asset Holding Company, LLC	Delaware
ROCK 1 - CRE CDO 2006, Ltd.	Cayman Islands
Prudential Mortgage Capital Company II, LLC	Delaware
Prudential Mortgage Capital Funding, LLC	Delaware
PMCF Holdings, LLC	Delaware
PMCF Properties, LLC	Delaware
Prudential Mortgage Capital Holdings, LLC	Delaware
Prudential Affordable Mortgage Company, LLC	Delaware
Prudential Multifamily Mortgage, LLC	Delaware
Prudential Huntoon Paige Associates, LLC	Delaware
Prudential Multifamily Asset Holding Company I, LLC	Delaware
Prudential Investment Management, Inc.	New Jersey
AREF GP Ltd.	Cayman Islands
Commerce Street Holdings, LLC	Delaware
Columbus Drive Partners, L.P.	Delaware
Prudential Capital Partners Management Fund III, L.P.	Delaware
EuroPRISA Management Company S.A.	Luxembourg
Everbright Pramerica Fund Management Co., Ltd.	China
Jennison Associates LLC	Delaware
Market Street Holdings IV, LLC	Delaware
Lake Street Partners IV, L.P.	Delaware
Prudential Capital Partners Management Fund IV, L.P.	Delaware

Subsidiary	Jurisdiction Name
Mubadala Pramerica Real Estate Investors (MENA) Limited	Cayman Islands
Mubadala Pramerica Real Estate Investors Limited	Cayman Islands
Mulberry Street Holdings, LLC	Delaware
Prudential Capital Partners Management Fund II, L.P.	Delaware
Stetson Street Partners, L.P.	Delaware
PGR Advisors I, Inc.	Delaware
GRA (Bermuda) Limited	Bermuda
PIM KF Blocker Holdings LLC	Delaware
PIM KF Blocker V Holdings LLC	Delaware
PIM USPF V Manager LLC	Delaware
USPF V Carry LLC	Delaware
USPF V Co-Invest LLC	Delaware
USPF V Investment LP	Delaware
USPF V Investment LP	Delaware
PIM/PREI Co-Invest Holdings, LLC	Delaware
PLA Administradora, LLC	Delaware
PLA Asesoria Profesional II, S. de R.L. de C.V.	Mexico
PLA Administradora Industrial SRL	Mexico
PLA Administradora, S. de R.L. de C.V.	Mexico
PLA Asesoria Profesional, S.de R.L. de C.V.	Mexico
PLA Administradora Industrial SRL	Mexico
PLA Administradora, S. de R.L. de C.V.	Mexico
PREI Administradora, S.C.	Mexico
PREI Administradora, S.C.	Mexico
PLA Mexico Industrial Manager I LLC	Delaware
PLA Mexico Industrial Manager II LLC	Delaware
PLA Residential Fund III Manager, LLC	Delaware
PLA Residential Fund III Aggregating Manager, LLC	Delaware
PLA Residential Fund III Limited Manager, LLC	Delaware
PLA Residential Fund IV Manager, LLC	Delaware
PLA Residential Fund IV Aggregating Manager, LLC	Delaware
PLA Retail Fund I LLC	Delaware
PLA Retail Fund I Manager, LLC	Delaware
PLA Retail Fund I Blue, LP	Delaware
PLA Retail Fund I Red, LP	Delaware
PLA Retail Fund I, LP	Delaware
PLA Retail Fund Manager I Sub, LLC	Delaware
PLA Retail Fund II Manager, LLC	Delaware
PLA Retail Fund II Aggregating Manager, LLC	Delaware
PLA Retail Fund II U.S. Carry/Co-Invest, LP	Delaware
PLA Retail Fund II, LP	Delaware
PLA Retail Fund II, LLC	Delaware
PLA Retail Fund II U.S. Carry/Co-Invest, LP	Delaware
PLA Retail Fund II, LP	Delaware
PLA Services Manager Mexico, LLC	Delaware
PLA Asesoria Profesional II, S. de R.L. de C.V.	Mexico
PLA Asesoria Profesional, S.de R.L. de C.V.	Mexico
Pramerica Financial Limited	England
EuroPRISA Sub-fund A Feeder GP Limited	England & Wales

Subsidiary	Jurisdiction Name
PGIM (Scots) Limited	Scotland
PPPF General Partner LLP	England & Wales
Pramerica (Scots) CP GP LLP	Scotland
ASPF III (Scots) L.P.	Scotland
Asia Property Fund III, S.C.S.	Luxembourg
German Retail Income CP LP	Scotland
Legos CP LP	Scotland
Pramerica EVP CP LP	Scotland
Pramerica Pan European Real Estate (Scots) LP	Scotland
Pramerica Property Partners Fund (Scotland) Limited Partnership	Scotland
Pramerica Property Partners Fund (Scotland) Limited Partnership	Scotland
Pramerica Real Estate Capital I (Scotland) Limited Partnership	Scotland
Pramerica Real Estate Capital II (Scots) Limited Partnership	Scotland
Pramerica Real Estate Capital II (Scots) Limited Partnership	Scotland
Pramerica Real Estate Capital III (Scots), Limited Partnership	Scotland
Pramerica Real Estate Capital III (Scots), Limited Partnership	Scotland
Pramerica Real Estate Capital IV (Scots) Limited Partnership	Scotland
Pramerica Real Estate Capital IV (Scots) Limited Partnership	Scotland
Pramerica Real Estate Capital V (Scots), Limited Partnership	Scotland
Pramerica Real Estate Capital VI (Scots) Limited Partnership	Scotland
Pramerica Real Estate Investment Clubs (Scotland) Limited Partnership	Scotland
Pramerica Real Estate Investment Clubs Limited Partnership	England & Wales
Preco III (Scotland) Limited Partnership	Scotland
Preco IV (Scotland) Limited Partnership	Scotland
Rio CP LP	Scotland
Pramerica Europrisa Feeder GP LLP	England & Wales
Pramerica General Partner LLP	England & Wales
Pramerica PRECAP I GP LLP	England & Wales
Pramerica PRECAP II GP LLP	England & Wales
Pramerica PRECAP III GP LLP	England & Wales
Pramerica PRECAP IV GP LLP	England & Wales
Pramerica Real Estate Capital I GP (Scots Feeder) LLP	Scotland
Pramerica Real Estate Capital III (Scots), Limited Partnership	Scotland
Pramerica Real Estate Capital IV (Scots) Limited Partnership	Scotland
Pramerica Real Estate Capital IV GP (Scots Feeder) LLP	Scotland
Pramerica Real Estate Capital V (Netherlands) GP LLP	England & Wales
Pramerica Real Estate Capital V (Scots), Limited Partnership	Scotland
PRECO III GP LLP	England & Wales
PGIM Management Partner Limited	United Kingdom
ASPF III (Scots) L.P.	Scotland
Pramerica EVP CP LP	Scotland
Pramerica Real Estate Capital VI (Scots) Limited Partnership	Scotland
Pramerica Real Estate Investment Clubs Limited Partnership	England & Wales
Rio CP LP	Scotland
PPPF General Partner LLP	England & Wales
Pramerica (GP2) Limited	United Kingdom
Pramerica (Scots) CP GP LLP	Scotland
Pramerica Europrisa Feeder GP LLP	England & Wales
Pramerica Fund Management Limited	England

Subsidiary	Jurisdiction Name
Pramerica General Partner LLP	England & Wales
Pramerica Investment Management Limited	England
Pramerica Luxembourg Corporate Directorship Sarl	Luxembourg
Pramerica PRECAP I GP LLP	England & Wales
Pramerica PRECAP II GP LLP	England & Wales
Pramerica PRECAP III GP LLP	England & Wales
Pramerica PRECAP IV GP LLP	England & Wales
Pramerica Real Estate Capital I GP (Scotland) Limited	Scotland
Pramerica Real Estate Capital I (Scotland) Limited Partnership	Scotland
Pramerica Real Estate Capital II (Scots) Limited Partnership	Scotland
Pramerica Real Estate Capital I GP (Scots Feeder) LLP	Scotland
Pramerica Real Estate Capital I GP Limited	England & Wales
Pramerica Real Estate Capital II GP Limited	England & Wales
Pramerica Real Estate Capital III GP Limited	England & Wales
Pramerica Real Estate Capital IV GP (Scots Feeder) LLP	Scotland
Pramerica Real Estate Capital IV GP Limited	England & Wales
Pramerica Real Estate Capital V (Netherlands) GP LLP	England & Wales
Pramerica Real Estate Investors (Luxembourg) S.A.	Luxembourg
PREI Gayrimenkul Yatirim Ltd.	Germany
Pramerica Real Estate Investors Limited	England
PRECO III GP LLP	England & Wales
PRICOA Capital Group Limited	England
PRICOA Management Partner Limited	England
Sterling Private Placement Management LLP	England & Wales
Senior Housing UK II General Partner Limited	Jersey
Sterling Private Placement Management LLP	England & Wales
Pramerica Investment Management (Australia) Pty Ltd	Australia
Pramerica Investment Management (Singapore) Pte. Ltd.	Singapore
AREF Cayman Co Ltd.	Cayman Islands
Pramerica Property Partners Fund LLC	Delaware
Pramerica Real Estate Investors (Beijing) Co., Ltd.	China
PREFG Hanwha Manager, LLC	Delaware
PREI Acquisition I, Inc.	Delaware
PREI Acquisition II, Inc.	Delaware
Pramerica Real Estate International AG	Germany
Asia Property Fund III GP S.a.r.l.	Luxembourg
Asia Property Fund III, S.C.S.	Luxembourg
ASPF II - Feeder Fund GmbH	Germany
ASPF II Beteiligungs GmbH & Co. KG	Germany
ASPF II Management GmbH	Germany
ASPF II - Verwaltungs - GmbH & Co. KG	Germany
European Value Partners GP S.a.r.l.	Luxembourg
EuroPRISA Management Company S.A.	Luxembourg
Pramerica (Luxembourg) CP GP S.a.r.l.	Luxembourg
Pramerica Real Estate Investors (France) S.A.S.	France
Pramerica Real Estate Investors (Luxembourg) S.A.	Luxembourg
Pramerica Real Estate Investors (Portugal) LDA	Portugal
PREI Gayrimenkul Yatirim Ltd.	Germany
TMW ASPF I Verwaltungs GmbH & Co. KG	Germany

Subsidiary	Jurisdiction Name
TMW ASPF Management GmbH	Germany
TMW Fonds Verwaltungsgesellschaft mbH	Germany
PREI Acquisition LLC	Delaware
Prudential/TMW Real Estate Group LLC	Delaware
TMW USPF III - Verwaltungs - GmbH & Co. KG	Germany
TMW Real Estate Group, LLC	Delaware
TMW Management, LLC	Georgia
TMW Realty Advisors, LLC	Georgia
U.S. Property Management III, L.P.	Georgia
TMW USPF Verwaltungs GmbH	Germany
USPF IV - Verwaltungs - GmbH & Co. KG	Germany
USPF V - Verwaltungs - GmbH & Co. KG	Germany
TMW USPF II - Verwaltungs - GmbH & Co. KG	Germany
PREI HYDG, LLC	Delaware
PRISA Fund Manager LLC	Delaware
PRISA III Fund PIM, LLC	Delaware
PRISA III Fund GP, LLC	Delaware
Pru Alpha Partners I, LLC	Delaware
Pru Fixed Income Emerging Markets Partners I LLC	Delaware
Prudential Capital Group, L.P.	Delaware
Prudential Capital Partners Management Fund, L.P.	Delaware
Prudential Financial Korea, Inc.	Korea, Republic of
Prudential Fixed Income Global Liquidity Relative Value Partners, LLC	Delaware
Prudential Fixed Income U.S. Relative Value Partners, LLC	Delaware
Prudential Home Building Investors, Inc.	New Jersey
Prudential Home Building Investment Advisers, L.P.	New Jersey
Prudential HYDF Carry/Co-Invest, L.P.	Delaware
Prudential U.S. Real Estate Debt Fund GP LLC	Delaware
Prudential Latin American Investments, Ltd.	Cayman Islands
Prudential Private Placement Investors L.P.	Delaware
Prudential Private Placement Investors, Inc.	New Jersey
Prudential Private Placement Investors L.P.	Delaware
Prudential Real Estate Investors (Japan) K. K.	Japan
Prudential Real Estate Investors Investimentos Imobiliarios Ltda.	Brazil
Prudential Real Estate Investors, S. de R.L. de C.V.	Mexico
Prudential Trust Company	Pennsylvania
Quantitative Management Associates LLC	New Jersey
Ross Avenue Energy Fund Holdings, LLC	Delaware
Prudential Capital Energy Opportunity Fund, L.P.	Delaware
Prudential Capital Energy Partners Management Fund, L.P.	Delaware
Senior Housing Partners III, L.L.C.	Delaware
Senior Housing Partners III, L.P.	Delaware
Senior Housing Partners IV L.L.C.	Delaware
Senior Housing Partners V, LLC	Delaware
Senior Housing Partnership Fund IV L.L.C.	Delaware
SHP IV Carried Interest, LP	Delaware
SHP V Carried Interest, L.P.	Delaware
Senior Housing Partnership Fund V, LLC	Delaware
SMP Holdings, Inc.	Delaware

Subsidiary	Jurisdiction Name
TRGOAG Company, Inc.	Delaware
Prudential Financial, Inc. Nonqualified Retirement Plan Trust	New Jersey
Prudential IBH Holdco, Inc.	Delaware
Prudential Bank & Trust, FSB	United States
Prudential International Insurance Holdings, Ltd.	Delaware
DHFL Pramerica Life Insurance Company Limited	India
Financial Assurance Japan, Inc.	Japan
Pramerica Business Consulting (Shanghai) Company Limited	China
Pramerica Financial Asia Headquarters Pte. Ltd.	Singapore
Pramerica Life S.p.A.	Italy
Pramerica Marketing S.r.l.	Italy
Pramerica Systems Ireland Limited	Ireland
Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spólka Akcyjna	Poland
Prudential Holdings of Japan, Inc.	Japan
Financial Assurance Japan, Inc.	Japan
The Gibraltar Life Insurance Co., Ltd.	Japan
CLIS Co., Ltd.	Japan
Coral Reef, L.P.	Cayman Islands
Financial Assurance Japan, Inc.	Japan
Prudential Mortgage Asset Holdings 1 Japan Investment Business Limited Partnership	Japan
The Prudential Gibraltar Financial Life Insurance Co., Ltd.	Japan
The Prudential Life Insurance Company, Ltd.	Japan
Coral Reef, L.P.	Cayman Islands
Prudential General Services of Japan Y.K.	Japan
Prudential Mortgage Asset Holdings 2 Japan Investment Business Limited Partnership	Japan
Prudential Trust Co., Ltd.	Japan
Prudential International Investments Corporation	Delaware
New Savanna	Cayman Islands
PGLH of Delaware, Inc.	Delaware
DHFL Pramerica Asset Managers Private Limited	India
DHFL Pramerica Trustees Private Limited	India
Pramerica Financial Asia Limited	British Virgin Islands
DHFL Pramerica Asset Managers Private Limited	India
DHFL Pramerica Trustees Private Limited	India
Pramerica Asia Fund Management Limited	Hong Kong
Prudential Chile II SpA	Chile
Prudential Chile SpA	Chile
Prudential Financial Securities Investment Trust Enterprise	Taiwan Province of China
Prudential International Investments Cayman	Cayman Islands
GAP Advisors (Cayman), Ltd.	Cayman Islands
GAP-P Holdings (Cayman), Ltd.	Cayman Islands
GAP-P LT Holdings (Cayman), Ltd.	Cayman Islands
Prudential Investment Management Japan Co., Ltd.	Japan
UBI Pramerica SGR, S.p.A.	Italy
Prudential Life Insurance Company of Taiwan Inc.	Taiwan Province of China
Prudential Seguros Mexico, S.A.	Mexico

Subsidiary	Jurisdiction Name
Prudential Seguros, S.A.	Argentina
Prudential Servicios, S. de R.L. de C.V.	Mexico
Pruservicos Participacoes Ltda.	Brazil
The Prudential Life Insurance Company of Korea, Ltd.	Korea, Republic of
Prudential International Insurance Service Company, L.L.C.	Delaware
PIISC Sub LLC	Delaware
Prudential General Services of Japan Y.K.	Japan
Prudential Seguros Mexico, S.A.	Mexico
Prudential Seguros, S.A.	Argentina
Prudential Systems Japan, Limited	Japan
Rockstone Co., Ltd.	Japan
Prudential International Investments, LLC	Delaware
Prudential International Investments Advisers, LLC	Delaware
Prudential Servicios, S. de R.L. de C.V.	Mexico
Prudential Japan Holdings, LLC	Delaware
Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Kyouei Nenkin Home)	Japan
Sanei Collection Service Co., Ltd. (Kabushiki Kaisha Sanei Shuuno Service)	Japan
CLIS Co., Ltd.	Japan
PG Business Service Co., Ltd	Japan
CLIS Co., Ltd.	Japan
PG Insurance Service Co., Ltd. (PG Insurance Service Kabushiki Kaisha)	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
PG Collection Service Co., Ltd.	Japan
PG Insurance Service Co., Ltd. (PG Insurance Service Kabushiki Kaisha)	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
Prudential Real Estate Management Co., Ltd. (Prudential Real Estate Management Yugen Kaisha)	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
Sanei Collection Service Co., Ltd. (Kabushiki Kaisha Sanei Shuuno Service)	Japan
Sanei Collection Service Co., Ltd. (Kabushiki Kaisha Sanei Shuuno Service)	Japan
Satsuki Co., Ltd. (Kabushiki Kaisha Satsuki)	Japan
Prudential Newark Realty, LLC	New Jersey
Prudential Retirement Financial Services Holding LLC	Delaware
Gibraltar Ventures, LLC	Delaware
Global Portfolio Strategies, Inc.	Connecticut
Quartzsite, LLC	Delaware
Rock City MC, LLC	Delaware
The Prudential Insurance Company of America	New Jersey
210-220 E. 22nd Street SSGA Owner, LLC	Delaware
ARL Holdings, Inc.	Delaware
Asset Disposition Trust, 1995-2	New Jersey
Campus Drive, LLC	Delaware
Colico II, Inc.	Delaware
COLICO, INC.	Delaware
Coral Reef GP	Cayman Islands
Coral Reef Unit Trust	Cayman Islands
Coral Reef, L.P.	Cayman Islands
Cottage Street Investments LLC	Delaware
Cottage Street Orbit Acquisition, LLC	Delaware
Don Cesar Investor LLC	Delaware

Subsidiary	Jurisdiction Name
Dryden Finance II, LLC	Delaware
Dryden Finance, Inc.	Delaware
E. 22nd Street SSGA Venture, LLC	Delaware
Edison Place Senior Note LLC	Delaware
Finsbury Circus Limited	Cayman Islands
Flor-Ag Corporation	Florida
GA Belden LLC	Delaware
GA East 86 Street LLC	Delaware
GA JHCII LLC	Delaware
GA Metro LLC	Delaware
GA Mission LLC	Delaware
GA San Remo LLC	Delaware
GA W Paces LLC	Delaware
Gateway CDE LLC	Delaware
Gateway Sub-CDE II, LLC	Delaware
Gateway Sub-CDE III, LLC	Delaware
GIBRALTAR BSN HOLDINGS SDN BHD	Malaysia
Gibraltar BSN Life Berhad	Malaysia
Halsey Street Investments LLC	Delaware
Impact Investments Bridges UK S.a.r.l	Luxembourg
Ironbound Fund LLC	Delaware
Orchard Street Acres Inc.	Delaware
PIC Realty Corporation	Delaware
PLA Retail Fund I, LP	Delaware
PPCP-I Holding Co., LLC	Delaware
PPCP-II Holding Co., LLC	Delaware
PR GA SCP Apartments, LLC	Delaware
Pramerica (Hong Kong) Holdings Limited	Hong Kong
Pramerica Fosun Life Insurance Co., Ltd.	China
Pramerica Holdings Ltd	England & Wales
PBI (UK) Limited	England
PRECO ACCOUNT PARTNERSHIP III, LP	Delaware
PRECO Account Partnership IV LP	Delaware
PREI Mezzanine Fund I LP	Delaware
Pru 101 Wood LLC	Delaware
PRU 3XSquare, LLC	Delaware
Pruco Life Insurance Company	Arizona
Edison Place Senior Note LLC	Delaware
Ironbound Fund LLC	Delaware
Pruco Life Insurance Company of New Jersey	New Jersey
Ironbound Fund LLC	Delaware
PLNJ Realty Investments, LLC	Delaware
The Prudential Variable Contract Real Property Partnership	New Jersey
Prudential Global Funding LLC	Delaware
The Prudential Variable Contract Real Property Partnership	New Jersey
Vailsburg Fund LLC	Delaware
Pruco Securities, LLC	New Jersey
Prudential Agricultural Property Holding Company, LLC	Delaware
Prudential Arizona Reinsurance Captive Company	Arizona

Subsidiary	Jurisdiction Name
Ironbound Fund LLC	Delaware
Prudential Arizona Reinsurance Term Company	Arizona
Ironbound Fund LLC	Delaware
Prudential Arizona Reinsurance Universal Company	Arizona
Ironbound Fund LLC	Delaware
Prudential Commercial Property Holding Company, LLC	Delaware
Prudential Financial Securities Investment Trust Enterprise	Taiwan Province of China
Prudential Funding, LLC	New Jersey
Prudential Global Funding LLC	Delaware
Prudential Home Building Investment Advisers, L.P.	New Jersey
Prudential Impact Investments Mortgage Loans LLC	Delaware
Prudential Impact Investments Private Debt LLC	Delaware
Prudential Impact Investments Private Equity LLC	Delaware
Prudential Industrial Properties, LLC	Delaware
Prudential Insurance Agency, LLC	New Jersey
Prudential Legacy Insurance Company of New Jersey	New Jersey
Chadwick Boulevard Investment Holdings Co., LLC	Delaware
Adlerwerke CB Investment LLC	Delaware
CB German Retail LLC	Delaware
Edison Place Senior Note LLC	Delaware
Strand Investments Limited	Cayman Islands
Prudential Real Estate Companies Account Partnership II, LP	Delaware
Prudential Realty Securities, Inc.	Delaware
Prudential 900 Aviation Boulevard, LLC	Delaware
Prudential Retirement Holdings, LLC	Delaware
MC Insurance Agency Services, LLC	California
Mullin TBG Insurance Agency Services, LLC	Delaware
MullinTBG Advisory Services, LLC	Delaware
TBG Insurance Services Corporation	Delaware
Mullin TBG Insurance Agency Services, LLC	Delaware
Prudential Retirement Insurance and Annuity Company	Connecticut
Edison Place Senior Note LLC	Delaware
Ironbound Fund LLC	Delaware
PRIAC Property Acquisitions, LLC	Delaware
PRIAC Realty Investments, LLC	Delaware
Prince Albert Road Limited	Cayman Islands
Prudential Seguros, S.A.	Argentina
Prudential Structured Settlement Company	Delaware
Prudential Term Reinsurance Company	Arizona
Prudential Universal Reinsurance Company	Arizona
Ironbound Fund LLC	Delaware
Residential Services Corporation of America LLC	Delaware
Securitized Asset Sales, Inc.	Delaware
The Prudential Home Mortgage Company, Inc.	New Jersey
The Prudential Home Mortgage Securities Company, Inc.	Delaware
Rock George V S.à. r.l.	Luxembourg
49-51 avenue George V Holdings SAS	France
49-51 avenue George V SCI	France

Subsidiary	Jurisdiction Name
49-51 avenue George V SCI	France
Rock Global Real Estate LLC	Delaware
Rock European Real Estate Holdings S.àr.l.	Luxembourg
Rock UK Real Estate Holdings S.àr.l.	Luxembourg
Rock Harman House S.a.r.l.	Luxembourg
Rock Kensington Limited	Guernsey
Rock Meguro LLC	Delaware
Rock Rossmarkt S.ar.l.	Luxembourg
Rock UK Real Estate II S.a.r.l.	Luxembourg
Rosado Grande LLC	Delaware
Ross Avenue Minerals 2012, LLC	Delaware
SCP Apartments, LLC	Delaware
Senior Housing Partners III, L.P.	Delaware
SVIIT Holdings, Inc.	Delaware
The Prudential Assigned Settlement Services Corp.	New Jersey
The Prudential Brazilian Capital Fund LP	Cayman Islands
The Prudential Variable Contract Real Property Partnership	New Jersey
Universal Prudential Arizona Reinsurance Company	Arizona
Ironbound Fund LLC	Delaware
Vailsburg Fund LLC	Delaware
Vailsburg Fund LLC	Delaware
Washington Street Investments LLC	Delaware
The Prudential Real Estate Financial Services of America, Inc.	California
Vantage Casualty Insurance Company	Indiana
Yavapai LLC	Delaware